Kemper
Value+Growth Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE PERIOD ENDED NOVEMBER 30, 1995


Seeking growth of capital through professional management of a portfolio of growth and value stocks.



         "This year, growth and value stocks have both done well; neither has substantially outperformed the other."

Table of
Contents


3
General
Economic Overview
5
Performance Update
7
Terms to Know
8
Largest Holdings
9
Industry Sectors
10
Portfolio of
Investments
12
Report of
Independent Auditors
13
Financial Statements
15
Notes to
Financial Statements
18
Financial Highlights


At A Glance

Kemper Value+Growth Fund total returns for the one month ended November 30, 1995 (unadjusted for any sales charge)


----------------------------------------------------------------------------
                                                LIPPER GROWTH
                                                FUNDS CATEGORY
 CLASS A          CLASS B        CLASS C           AVERAGE*
----------------------------------------------------------------------------
  4.70%             4.70%          4.60%             3.48%
----------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns are historical and do not reflect future performance.





----------------------------------------------------------------------------
 NET ASSET VALUE
----------------------------------------------------------------------------
                                                                AS OF
                                                              10/16/95
                                               AS OF          (INITIAL
                                             11/30/95         OFFERING)
----------------------------------------------------------------------------
 KEMPER VALUE+GROWTH
 FUND CLASS A                                $10.02             $9.50
 KEMPER VALUE+GROWTH
 FUND CLASS B                                $10.02             $9.50
 KEMPER VALUE+GROWTH
 FUND CLASS C                                $10.01             $9.50
----------------------------------------------------------------------------



----------------------------------------------------------------------------
Total Returns**
----------------------------------------------------------------------------

FOR THE PERIOD ENDED NOVEMBER 30, 1995
(ADJUSTED FOR THE MAXIMUM SALES CHARGE)

----------------------------------------------------------------------------
                             LIFE OF
                              CLASS
----------------------------------------------------------------------------
 KEMPER VALUE+GROWTH
 FUND CLASS A                 -0.60%         (SINCE 10/16/95)
 KEMPER VALUE+GROWTH
 FUND CLASS B                  1.47%         (SINCE 10/16/95)
 KEMPER VALUE+GROWTH
 FUND CLASS C                  5.37%         (SINCE 10/16/95)
----------------------------------------------------------------------------



**Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares, adjustment for the maximum sales charge of 5.75% and for Class B Shares, adjustment for the maximum contingent deferred sales charge of 4%. There is no sales charge for Class C Shares. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

  We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

  Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

  The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible later this month. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

  We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

  As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

  International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

GENERAL ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 (BAR GRAPH)


                         NOW (12/31/95)       6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)      5.71                6.28            7.78             5.75
PRIME RATE(2)                 8.65                8.8             8.5              6
INFLATION RATE(3)*            2.6                 2.97            2.6              2.74
THE U.S. DOLLAR(4)*          -1.57               -9.31           -4.52             1.71
CAPITAL GOODS ORDERS(5)**     7.6                17.84           13.53            23.75
INDUSTRIAL PRODUCTION(6)*     1.88                2.8             6.43             3.76
EMPLOYMENT GROWTH(7)*         1.5                 2.29            3.15             2.58



 1 Falling interest rates in recent years have been a big plus for financial assets.
 2  The interest rate that commercial lenders charge their best borrowers.
 3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
 4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
 5  These influence corporate profits and equity performance.
 6  An influence on corporate profits and equity performance.
 7  An influence on family income and retail sales.

 * Data as of November 30, 1995
** Data as of October 31, 1995


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

  We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

  Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

  With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ STEPHEN B. TIMBERS
STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER


January 9, 1996

Performance Update

[BUKOWSKI PHOTO]

Daniel J. Bukowski, senior vice president and director of quantitative research for Kemper Financial Services, Inc. (KFS), administers the quantitative model upon which the fund's asset allocation decisions are based. He holds more than 10 years of experience in the capital markets. Bukowski holds a bachelor's degree and an M.B.A. from the University of Chicago.

[DREMAN PHOTO]

David N. Dreman, chairman and chief investment officer of Dreman Value Advisors, Inc., manages the value portion of Kemper Value+Growth Fund. He has more than thirty years' experience as an investment analyst, advisor and manager. Dreman holds a bachelor of commerce degree from the University of Manitoba, Winnipeg, Manitoba, Canada.

[REYNOLDS PHOTO]

Steven H. Reynolds, executive vice president and chief investment officer for equity investments of Kemper Financial Services, Inc. (KFS), manages the growth portion of Kemper Value+Growth Fund. Reynolds joins KFS with nearly 30 years of investment management experience. He holds an M.B.A. in finance from the University of Virginia and a B.A. in economics from Johns Hopkins University.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.


On October 16, 1995, Kemper introduced Kemper Value+Growth Fund, designed to help reduce risk and enhance return potential by combining stocks with growth and value characteristics in a single fund. Portfolio Co-managers Dan Bukowski, David Dreman and Steven Reynolds discuss the fund's approach and their outlook for 1996.

Q. WHAT PROMPTED KEMPER TO CREATE THIS TYPE OF FUND?

A. STEVEN REYNOLDS: Financial planners have recommended diversification between growth and value stocks for their equity investors for quite some time. While Kemper has historically been known as a growth style manager, the acquisition of substantially all the assets of Dreman Value Management, L.P. last August greatly enhanced our equity management capabilities. Now we can offer strong expertise and years of experience, backed by very competitive track records, in both styles.


Q. HOW DOES THE COMBINATION OF VALUE AND GROWTH STOCKS WORK TO REDUCE RISK AND ENHANCE PERFORMANCE?

A. DAVID DREMAN: The performance of value and growth stocks has historically been countercyclical, meaning that the two styles tend to run in opposite cycles. When value stocks are in favor, growth stocks are generally not as strong, and vice-versa. By diversifying the portfolio with both types of stocks, investors are exposed to the potential gains of the style that's in favor, which should help offset declines in the style that's not.

   DAN BUKOWSKI: What's unique about this fund is that it utilizes two separate and distinctly specialized investment managers. David's expertise on the value side and Steve's on the growth side should help us achieve consistent, competitive performance. On top of that, we'll try to add incremental return by tilting the portfolio toward the style that we believe will be in favor during a 12-month forecast horizon.

Q. DAN, YOU'RE RESPONSIBLE FOR DETERMINING WHAT PERCENTAGES OF THE PORTFOLIO WILL BE INVESTED IN GROWTH AND VALUE. HOW DO YOU MAKE THAT DECISION?

A. D.B.: We've developed a proprietary quantitative model to evaluate the macroeconomic factors that largely determine which style is likely to outperform for a sustained period.

Q.      WHAT IS A "PROPRIETARY QUANTITATIVE MODEL," AND WHAT DOES IT DO?

A. D.B.: "Proprietary" refers to the fact that it's exclusive to Kemper. Our analysts have developed a set of measurements that we'll examine as a means of helping predict future relative performance. The "quantitative model" is that selected data. In this case we're looking at certain broad ("macro") economic factors like the strength of the economy, interest rate trends and the
relative valuations of growth and value stocks.   By analyzing how growth and
value stocks have performed under a variety of certain economic conditions, we can project how each should perform in the environment we anticipate.

        Here's a very general example: Think of corporate earnings growth as a commodity -- a product that is bought and sold, with prices determined by supply and demand. In a slow economy, people are willing to pay a premium for a growth stock because it offers consistent earnings growth -- something that is not broadly available in the market. But in a strong economy, the opposite is true. People WON'T be so willing to pay a premium for earnings growth, because there are a lot of companies who have it. So growth stocks aren't as attractive in a strong economy as they are in a slow one. Similarly, a favorable interest rate environment (when rates are falling) has historically been good for growth stocks, while a period of rising interest rates tends to favor value stocks.

        By analyzing these types of economic factors, we can better determine which type of stock is more likely to outperform as we go forward.

Q.      HOW SIGNIFICANT DO YOU EXPECT THE BENEFITS OF TILTING THE PORTFOLIO TO
BE?

A. D.B.: A lot of that will be dictated by the market. This year, for example, growth and value stocks have both done well; neither has substantially outperformed the other. But if you look at 1993, value stocks outperformed growth stocks significantly. In an environment like that, tilting the portfolio could add significant value. Of course, there is no guarantee that tilting the portfolios will improve performance.

Q. HOW FREQUENTLY IS THE PORTFOLIO'S ALLOCATION MODIFIED? WHAT'S THE CURRENT ALLOCATION?

A. D.B.: Basically, we plan to adjust the allocations whenever the forecast changes by more than five percent. But the allocation process isn't like turning a light switch on or off; it's more like the ebb and flow of the tide. A lot of switching can increase the fund's volatility, which is contrary to our intention of reducing volatility. Normally, the portfolio should be within 10 percentage points of neutral -- 50 percent growth, 50 percent value.

        We've been running the model portfolio since early 1995. Back then it was fairly neutral -- 50 percent growth and 50 percent value. At this point we believe the economy is going to experience a "soft landing" - a slowdown, but no recession. So at this point we're moderately bullish toward growth stocks with about 45 percent of the portfolio in value and 55 percent in growth.

Q. WHAT MIGHT CHANGE YOUR OUTLOOK?

A. D.B.: A sharp slowdown in the economy or a deterioration of earnings would make us even more bullish on growth. On the other hand, if the economy picks up steam, we'd turn more toward value.

Q. WHAT LIPPER CATEGORY DOES THIS FUND FALL INTO, AND WHAT BENCHMARKS WILL YOU USE TO EVALUATE THE FUND'S PERFORMANCE?

A. D.B.: Kemper Value+Growth Fund is in the Lipper Growth Fund category, which consists of about 640 funds. As for a performance benchmark, we'll compare the fund's growth portfolio with the Russell 1000 Growth Index and the value portfolio with the Russell 1000 Value Index. We'll compare the fund as a whole with the Russell 1000 Index.


Q. LET'S MOVE ON TO THE ACTUAL STOCKS IN THE FUND. STEVE, THE MARKET HAS ENJOYED SOME VERY STRONG GAINS IN 1995. WHAT'S YOUR OUTLOOK FOR GROWTH STOCKS IN THE COMING YEAR?

Performance Update



A. S.R.: Generally positive. While 1996 may not be as exciting as 1995, we think there will definitely be some opportunities. The economic factors that fueled this year's markets -- low interest rates and low inflation -- are still in place. But, given the gains we've seen in 1995 and the fair valuations of many stocks, we'll be a bit more conservative at least for the next few months. Technology stocks, and health care and consumer nondurables as well, have significantly outperformed. Now that they're fully priced, our exposure will be somewhat lower than it would have been several months ago. Right now I'm adding more economically sensitive stocks like chemicals, industrials and retail. (See page 8 for a list of the fund's top holdings.)

Q. AREN'T THOSE KINDS OF STOCKS USUALLY CONSIDERED CYCLICAL OR VALUE STOCKS RATHER THAN GROWTH STOCKS?

A. S.R.: They ARE cyclical in the sense that their earnings are more vulnerable to a downturn in the economy, or their business might be more seasonal, like some of the energy stocks. And you definitely won't see true cyclicals like automobile manufacturers in the growth side of the portfolio. But some of these stocks also present growth opportunities. Over time, despite their cyclicality, they are able to achieve growth at a rate meaningfully above the economy as a whole. Those are the companies we're looking at.

Q.      DAVID, HOW ABOUT THE VALUE SIDE OF THE EQUATION?  WHAT'S YOUR OUTLOOK?

A. D.D. I agree with Steve that a lot of the market appears to be fully valued. Right now, we like companies in the financial sector -- regional banks, financial services companies. During 1995, many of these stocks have been up as much as the hot technology stocks -- with much less risk because of their lower price/earning multiples. From a contrarian point of view, we're also looking at quality retail stocks like Dayton-Hudson Corp. and apparel manufacturers like Fruit of the Loom.


Terms To Know

VALUE STOCK The stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks can become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general. Or they can become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

CYCLICAL STOCK The stock of a company whose profits are heavily influenced by cyclical changes in economic activity. As investors anticipate changes in profits, cyclical stocks often reach their high and low levels before the respective highs and lows in the economy. Depending on the specific company, a cyclical stock can be considered either a growth or a value stock.

CONTRARIAN An investor who decides which securities to buy and sell by going against the crowd. Contrarians operate on the premise that when stocks are popular they are overbought and when they are unpopular they are oversold. Kemper's contrarian philosophy stresses buying only stocks which it believes present good value when they are out of favor.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
REPRESENTING 22.8% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1995

--------------------------------------------------------------------------------
HOLDINGS                                                                 PERCENT
--------------------------------------------------------------------------------

1.  Union Texas         Engaged in international oil and gas exploration   3.0%
    Petroleum Holdings  as well as the manufacturing of petrochemical products.


2.  Philip Morris       The largest cigarette maker in the U.S. Through    2.7%
    Companies           its Miller Brewing subsidiary, it is also the
                        country's second-largest brewer. This company is also a major branded food producer, through its Kraft and General Foods subsidiaries.



3.  Federal National    Often referred to as "Fannie Mae", this is a       2.2%
    Mortgage            private corporation federally chartered to
    Association         provide financial products and services that
                        increase the availability and affordability of housing to low, moderate and middle-income
                        Americans.



4.  UST, Inc.           Engaged in manufacturing and selling moist         2.2%
                        snuff, wine and other products.


5.  Carnival Corp.      A company with subsidiaries engaged in the         2.2%
                        operation of cruise lines, Carnival Corp. also operates a resort and casino complex as well as hotel, transportation and tour businesses.


6.  PepsiCo             The world's second-largest soft drink              2.2%
                        company, PepsiCo also manufactures and markets snack foods and is the operator and franchiser of the KFC, Pizza Hut and Taco Bell fast food chains.


7.  International       Manufacturer of data processing equipment and      2.2%
    Business Machines   systems in the information processing field.
    Corp.


8.  Federated           One of the nation's leading department store       2.1%
    Department Stores   retailers, Federated operates over 350 department
                        stores and operates over 100 specialty and clearance stores in 35 states. Federated's stores operate under the names Bloomingdale's, The Bon
                        Marche, Burdine's, Goldsmith's, Lazarus, Macy's,
                        Rich's and Stern's.



9.   Heilig - Meyers    Retailer of home furnishings and accessories.      2.1%



10.  Johnson & Johnson  The world's largest and most comprehensive         1.9%
                        manufacturer of health care products, serving the consumer, pharmaceutical and professional markets.

Industry Sectors

A COMPARISON WITH THE RUSSELL 1000 INDEX
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER VALUE+GROWTH FUND REPRESENTED ON NOVEMBER 30, 1995, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 INDEX.


                                   VALUE+
                                GROWTH FUND ON            INDEX ON
                                 11/30/95                 11/30/95
                                ------------            ------------
Basic Industries                   5.4%                     6.2%


Capital goods                     17.9%                     9.5%

Technology                        17.0%                    12.4%


Consumer durables                    0%                     2.8%


Consumer nondurables              24.7%                    23.0%


Health care                        5.9%                    10.1%


Finance                           19.7%                    15.1%


Transportation                       0%                     1.6%


Energy                             9.8%                     7.3%


Utilities                            0%                    12.0%




Portfolio of Investments

KEMPER VALUE+GROWTH FUND

Portfolio of Investments at November 30, 1995

------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                         NUMBER OF SHARES         VALUE
CHEMICALS--5.0%
                               Air Products and Chemicals                        1,500    $    83,000
                               E.I. DuPont de Nemours & Co.                      1,500        100,000
                             (a)FMC Corp.                                        1,500        111,000
                                ---------------------------------------------------------------------------
                                                                                              294,000
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS
AND MEDIA--3.2%
                            (a)AirTouch Communications                           2,500         73,000
                            (a)Liberty Media Group, "A"                          4,000        112,000
                               ---------------------------------------------------------------------------
                                                                                              185,000
----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--6.3%
                            (a)BMC Software                                      2,500        106,000
                               Computer Associates International                 1,500         98,000
                            (a)EMC Corp.                                         5,500         98,000
                            (a)Novell Inc.                                       4,000         67,000
                               ---------------------------------------------------------------------------
                                                                                              369,000
----------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS AND
SEMICONDUCTORS--9.4%
                            (a)Applied Materials, Inc.                             500         24,000
                            (a)Compaq Computer Corp.                             2,000         99,000
                               Intel Corp.                                       1,000         61,000
                               International Business Machines Corp.             1,300        126,000
                            (a)Seagate Technology                                1,500         79,000
                            (a)Silicon Graphics Inc.                             2,000         73,000
                               Texas Instruments                                 1,500         87,000
                               ---------------------------------------------------------------------------
                                                                                              549,000
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS
AND SERVICES--7.1%
                               PepsiCo                                           2,300        127,000
                               Philip Morris Companies                           1,800        158,000
                               UST, Inc.                                         4,000        130,000
                               ---------------------------------------------------------------------------
                                                                                              415,000
----------------------------------------------------------------------------------------------------------
DRUGS AND
HEALTHCARE--5.1%
                               Astra AB, "A"                                     2,500         93,000
                               Johnson & Johnson                                 1,300        113,000
                               U.S. Healthcare                                   2,000         91,000
                               ---------------------------------------------------------------------------
                                                                                              297,000
----------------------------------------------------------------------------------------------------------
ENERGY AND RELATED
SERVICES--9.1%
                               Enron Corp.                                       2,000         75,000
                               Enron Oil & Gas Co.                               4,000         84,000
                               Mobil Corp.                                       1,000        104,000
                               Schlumberger Ltd.                                 1,500         95,000
                               Union Texas Petroleum Holdings                    9,000        173,000
                               ---------------------------------------------------------------------------
                                                                                              531,000
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT--4.1%
                               Carnival Corp.                                    5,000        130,000
                            (a)Viacom International, "B"                         2,300        111,000
                               ---------------------------------------------------------------------------
                                                                                              241,000
----------------------------------------------------------------------------------------------------------

Portfolio of Investments

-------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF SHARES          VALUE
FINANCIAL SERVICES--18.2%
                               American International Group, Inc.                  800    $    72,000
                               Banc One Corporation                              2,700        103,000
                               Bank of Boston                                    2,000         93,000
                               Federal Home Loan Mortgage Corp.                    700         54,000
                               Federal National Mortgage Association             1,200        131,000
                               General Re Corp.                                    700        105,000
                               KeyCorp                                           2,000         74,000
                               MBIA Inc.                                         1,000         77,000
                               Merrill Lynch & Co.                               1,500         83,000
                               NationsBank                                       1,500        107,000
                               Northern Trust Co.                                2,000        104,000
                               Western National Corporation                      4,500         64,000
                               ------------------------------------------------------------------------
                                                                                            1,067,000
-------------------------------------------------------------------------------------------------------
MANUFACTURING--16.5%
                               Allied-Signal                                     2,000         95,000
                               Baker Hughes, Inc.                                4,500         92,000
                               Boeing Co.                                        1,000         73,000
                               Emerson Electric Co.                              1,000         78,000
                               Fluor Corp.                                       1,500         98,000
                               General Electric Co.                              1,600        108,000
                               Goodyear Tire & Rubber Co.                        2,000         85,000
                               Magna International, "A"                          2,100         91,000
                            (a)Novellus Systems                                  1,500         93,000
                               Nucor Corp.                                       2,000        100,000
                               PPG Industries                                    1,200         54,000
                               ------------------------------------------------------------------------
                                                                                              967,000
-------------------------------------------------------------------------------------------------------
RETAILING--8.4%
                               Dayton Hudson Corp.                                 700         51,000
                            (a)Federated Department Stores                       4,200        122,000
                               Heilig-Meyers                                     6,000        121,000
                               Home Depot                                        2,000         89,000
                               Wal-Mart Stores                                   4,500        108,000
                               ------------------------------------------------------------------------
                                                                                              491,000
                               ------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--92.4%
                               (Cost: $5,282,000)                                           5,406,000
                               ------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 MONEY MARKET INSTRUMENTS--37.6%
                                                                        PRINCIPAL AMOUNT         VALUE
                               Yield--5.71%
                               Due--December 1995
                               Federal Home Loan Mortgage Corp.
                               (Cost: $2,199,000)                           $ 2,200,000      2,199,000
                               -------------------------------------------------------------------------
                               TOTAL INVESTMENTS--130.0%
                               (Cost: $7,481,000)                                            7,605,000
                               -------------------------------------------------------------------------
                               LIABILITIES, LESS CASH AND OTHER
                               ASSETS--(30.0)%                                              (1,754,000)
                               -------------------------------------------------------------------------
                               NET ASSETS--100%                                            $ 5,851,000
                               -------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $7,481,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation was $145,000, the aggregate gross unrealized depreciation was $21,000 and the net unrealized appreciation on investments was $124,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors



THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER VALUE+GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Value+Growth Fund as of November 30, 1995, and the related statements of operations, changes in net assets and the financial highlights for the period from October 16, 1995 (initial public offering) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Value+Growth Fund at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from October 16, 1995 to November 30, 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 12, 1996

Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

---------------------------------------------------
 ASSETS

Investment, at value
(Cost: $7,481,000)                                                                     $7,605,000
-------------------------------------------------------------------------------------------------
Cash                                                                                       19,000
-------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                      1,115,000
-------------------------------------------------------------------------------------------------
  Dividends                                                                                 3,000
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                        8,742,000
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS

Payable for:
  Investments purchased                                                                 2,887,000
-------------------------------------------------------------------------------------------------
  Management fee                                                                            1,000
-------------------------------------------------------------------------------------------------
  Distribution services fee                                                                 1,000
-------------------------------------------------------------------------------------------------
  Other                                                                                     2,000
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                   2,891,000
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $5,851,000
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Paid-in capital                                                                        $5,716,000
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                124,000
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                        11,000
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                            $5,851,000
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,695,000 / 269,000 shares outstanding)                                                $10.02
-------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                              $10.63
-------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,720,000 / 271,000 shares outstanding)                                                $10.02
-------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($436,000 / 44,000 shares outstanding)                                                   $10.01
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

For the period from October 16, 1995 (initial public offering) to November 30, 1995

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME

Dividends                                                                           $  4,000
--------------------------------------------------------------------------------------------
Interest                                                                               5,000
--------------------------------------------------------------------------------------------
  Total investment income                                                              9,000
--------------------------------------------------------------------------------------------
Expenses:
 Management fee                                                                        1,000
--------------------------------------------------------------------------------------------
 Distribution services fee                                                             1,000
--------------------------------------------------------------------------------------------
 Professional fees                                                                     1,000
--------------------------------------------------------------------------------------------
 Other                                                                                 1,000
--------------------------------------------------------------------------------------------
  Total expenses                                                                       4,000
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  5,000
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET UNREALIZED GAIN ON INVESTMENTS

Change in net unrealized appreciation on investments                                 124,000
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $129,000
--------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                            $    5,000
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                               124,000
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  129,000
---------------------------------------------------------------------------------------------
Net equalization credits                                                                6,000
---------------------------------------------------------------------------------------------
Net increase from capital share transactions                                        5,616,000
---------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                        5,751,000
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS

Beginning of period                                                                   100,000
---------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income of $11,000)           $5,851,000
---------------------------------------------------------------------------------------------

                                                       Financial Statements

Notes to Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Value+Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares (none sold through November 30, 1995) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value

Notes to Financial Statements

                             per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains on an annual basis, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,000 for the period ended November 30, 1995.

                             KFS has agreed to temporarily reduce its management fee and reimburse or pay certain operating expenses to the extent necessary to limit the Fund's operating expenses to the following percentages of average daily net assets: Class A, 1.50%, Class B, 2.28% and Class C, 2.25%.

                             Dreman Value Advisors, Inc. (DVA), a wholly owned subsidiary of KFS, is the sub-adviser for the value portion of the Fund. KFS pays DVA a sub-advisory fee at an annual rate of .25% of the average daily net assets of the Fund.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                 COMMISSIONS
                                                                                                ALLOWED BY KDI
                                                                        COMMISSIONS     ------------------------------
                                                                      RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                      ---------------   -------------   --------------
                                    Period ended November 30, 1995           --            $48,000           3,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and

Notes to Financial Statements

                             commissions paid in connection with the sale of Class B and Class C shares are as follows:

                                                                                                COMMISSIONS AND
                                                                                               DISTRIBUTION FEES
                                                                                                  PAID BY KDI
                                                                     DISTRIBUTION FEES   ------------------------------
                                                                      RECEIVED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                     -----------------   -------------   --------------
                                    Period ended November 30, 1995        $ 1,000            75,000           2,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                               ASF PAID BY KDI
                                                                        ASF PAID BY     ------------------------------
                                                                      THE FUND TO KDI   TO ALL FIRMS    TO AFFILIATES
                                                                      ---------------   -------------   --------------
                                    Period ended November 30, 1995             --          $ 5,000              --

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the period ended November 30, 1995, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended November 30, 1995, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $5,282,000

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                     OCTOBER 16, 1995 TO
                                                                                      NOVEMBER 30, 1995
                                                                                   ------------------------
                                                                                   SHARES          AMOUNT
                                    -----------------------------------------------------------------------
                                     SHARES SOLD
                                     Class A                                       266,000       $2,609,000
                                    -----------------------------------------------------------------------
                                     Class B                                       267,000        2,619,000
                                    -----------------------------------------------------------------------
                                     Class C                                        40,000          393,000
                                    -----------------------------------------------------------------------
                                    -----------------------------------------------------------------------
                                     SHARES REDEEMED
                                     Class A                                        (1,000)          (5,000)
                                    -----------------------------------------------------------------------
                                     NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                $5,616,000
                                    -----------------------------------------------------------------------

Financial Highlights

For the period from October 16, 1995 (initial public offering) to November 30, 1995

-----------------------------------------------------------     --------------     --------------
 PER SHARE OPERATING PERFORMANCE                    CLASS A            CLASS B            CLASS C
Net asset value, beginning of period                  $9.50               9.50               9.50
-----------------------------------------------------------     --------------     --------------
Income from investment operations:
  Net investment income                                 .02                .02                .01
-----------------------------------------------------------     --------------     --------------
  Net unrealized gain                                   .50                .50                .50
-----------------------------------------------------------     --------------     --------------
Total from investment operations                        .52                .52                .51
-----------------------------------------------------------     --------------     --------------
Net asset value, end of period                       $10.02              10.02              10.01
-----------------------------------------------------------     --------------     --------------
TOTAL RETURN (NOT ANNUALIZED)                          5.47%              5.47               5.37
-----------------------------------------------------------     --------------     --------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               1.35%              2.10               2.07
-----------------------------------------------------------     --------------     --------------
Net investment income                                  2.25               1.50               1.53
-----------------------------------------------------------     --------------     --------------

--------------------------------------------------------------------------------
 SUPPLEMENTAL FUND DATA FOR ALL CLASSES

Net assets at end of period                            $5,851,000
----------------------------------------------------------------------
Portfolio turnover rate                                        --
----------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

                                     NOTES

Trustees and Officers


Trustees                         Officers
                                                         PHILIP J. COLLORA
STEPHEN B. TIMBERS              DANIEL J. BUKOWSKI       Vice President and
President and Trustee           Vice President           Secretary

DAVID W. BELIN                  TRACY M. CHESTER         CHARLES F. CUSTER
Trustee                         Vice President           Vice President and
                                                         Assistant Secretary
LEWIS A. BURNHAM                DAVID N. DREMAN
Trustee                         Vice President           JEROME L. DUFFY
                                                         Treasurer
DONALD L. DUNAWAY               JOHN E. NEAL
Trustee                         Vice President           ELIZABETH C. WERTH
                                                         Assistant Secretary
ROBERT B. HOFFMAN               JOHN E. PETERS
Trustee                         Vice President

DONALD R. JONES                 STEVEN H. REYNOLDS
Trustee                         Vice President


SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601

--------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141
                                  1-800-621-1048

--------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105

--------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

--------------------------------------------------------------------
INVESTMENT MANAGERS               KEMPER FINANCIAL SERVICES, INC.
                                  DREMAN VALUE ADVISORS, INC.

PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  120 South LaSalle Street
                                  Chicago, IL 60603


                                                         [KEMPER FUNDS LOGO]

[RECYCLED LOGO]                                                      1008260
Printed on recycled paper.                              Printed in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds prospectus.
KVGF-2 (1/96)